UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 15, 2008

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On September 15, 2008, ADDvantage Technologies Group, Inc. (the “Company”) appointed Scott Francis, as Vice President, Chief Financial Officer and Chief Accounting Officer.  Pursuant to a letter agreement dated September 15, 2008, between the Company and Mr. Francis, his compensation will include an annual salary of $120,000 and a stock option grant to purchase 10,000 shares of the Company’s common stock.  Mr. Francis will also participate in the Senior Management Incentive Compensation Plan.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2008, ADDvantage Technologies Group, Inc. (the "Company") appointed Dan O’Keefe, age 40, as Vice President, Chief Operating Officer and Secretary.  Mr. O’Keefe previously served as Vice President, Chief Financial Officer, Chief Accounting Officer and Secretary of the Company since March 2006.  Prior to joining the Company, O’Keefe served as the Corporate Controller for LinkAmerica Corporation from 1997 through 2001 and as President of Interstate Express, Inc., a LinkAmerica Company, from 2001 through 2005.

On September 15, 2008, the Company appointed Scott A. Francis, age 41, as Vice President, Chief Financial Officer and Chief Accounting Officer.  Prior to his employment by the Company, Mr. Francis served for four years as a controller of accounting for Vanguard Car Rental USA, Inc., a car rental company located in Tulsa, Oklahoma.  From 1997 to 2004, he served as manager of financial reporting for WilTel Communications, Inc., a public telecommunications company located in Tulsa, Oklahoma, for which he managed all financial reporting and general accounting functions.  The material terms of Mr. Francis’ employment agreement are discussed in Item 1.01 above.

Item 7.01  Regulation FD Disclosure

ADDvantage Technologies Group, Inc. (NASDAQ: AEY), today announced that it has named Scott A. Francis as vice president, chief financial officer and chief accounting officer. In conjunction with the hiring of Mr. Francis, the Company announced that Daniel E. O’Keefe, who previously held these positions, will serve as vice president, chief operating officer and secretary.  In O’Keefe’s new position, he will pursue corporate objectives and serve as a liaison between the operating business units of the Company.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report filed on Form 8-K and is incorporated herein by reference.

 Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit 10.1 Exhibit 99.1	Employment contract for Mr. Francis. Press release dated September 16, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: September 18, 2008

By: /s/ Daniel E. O’Keefe
Daniel E. O’Keefe
Vice-President, Chief Operating Officer & Secretary

Exhibit Index

Exhibit Number	Description
10.1 99.1	Employment contract for Mr. Francis. Press release dated September 16, 2008, issued by the Company.